UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022 agilon health, inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40332	37-1915147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6210 E Hwy 290, Suite 450
Austin, Texas		78723
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 562 256-3800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AGL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

agilon health, inc. (the "Company") held its annual meeting of stockholders on May 24, 2022. For more information on the following proposals submitted to stockholders, see the Company’s definitive proxy statement dated April 11, 2022. Below are the final voting results.

Proposal No. 1 - Election of Directors

The following four individuals were elected to the Company’s Board of Directors to serve as Class I directors until the Company’s 2025 annual meeting of stockholders and until their successors have been duly elected and qualified.

Name	Votes For	Votes Withheld	Votes Abstained	Broker Non-Votes
Sharad Mansukani, M.D.	357,622,711	21,482,038	61,586	6,736,486
Clay Richards	357,103,997	21,963,305	99,033	6,736,486
Richard Schnall	355,955,112	23,113,287	97,936	6,736,486
Michael Smith	357,782,232	21,286,167	97,936	6,736,486

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified.

Votes For	Votes Against	Votes Abstained
385,880,346	680	21,795

Proposal No. 3 - Non-Binding Vote on Executive Compensation

The stockholders approved, on an advisory, non-binding basis, the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
377,553,551	1,242,310	370,474	6,736,486

Proposal No. 4 - Non-Binding Vote on Frequency of Future Non-Binding Votes on Executive Compensation

The stockholders voted, on an advisory, non-binding basis, for "every year" as the frequency of future advisory votes on the compensation paid to the Company’s named executive officers.

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
378,992,190	9,607	81,073	83,465	6,736,486

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

agilon health, inc.

Date:	May 24, 2022	By:	/s/ Timothy Bensley
Timothy Bensley Chief Financial Officer